Exhibit 10.45

THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) is entered into effective as of May 10, 2013 by and among CRP/WF CREEKSTONE, LLC, a Delaware limited liability company (“Seller”), and TRADE STREET OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Purchaser”).

RECITALS:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of November 16, 2012 (the “Original Agreement”), as amended by that certain First Amendment dated as of February 5, 2013 (the “First Amendment”) and by that certain Second Amendment dated as of May 2, 2013 (the “Second Amendment” and, together with the Original Agreement and the First Amendment, collectively, the “Purchase Agreement”) for the purchase and sale of that certain property commonly known as “Woodfield Creekstone” located at 5472 S. Miami Boulevard, Durham, North Carolina, as the same is more particularly described in the Purchase Agreement (the “Property”); and

WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants of Seller and Purchaser and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Seller and Purchaser hereby agree as follows:

1. Incorporation of Recitals: Capitalized Terms. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. All capitalized terms stated herein shall have the same meanings as ascribed to them in the Purchase Agreement unless otherwise defined.

2. Definitions. Paragraph 1.1(j) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(j) Closing Date: Friday, May 17, 2013.”

3. Ratification of Agreement. Except as modified by this Third Amendment, all of the terms and provisions of the Purchase Agreement are hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect.

4. Counterparts. This Third Amendment may be executed in multiple counterparts, all of which taken together shall constitute one and the same agreement, binding upon the parties hereto.

[Signature Page(s) to Follow]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Third Amendment as of the date first above written.

SELLER: CRP/WF CREEKSTONE, LLC A Delaware limited liability company

By:	/s/ Greg Bonihert
Name:	Greg Bonihert
Title:	Manager

PURCHASER:

TRADE STREET OPERATING PARTNERSHIP, LP

a Delaware limited partnership

By:	Trade Street OP GP, LLC,
a Delaware limited liability company,
its General Partner

By:	Trade Street Residential, Inc.,
a Maryland corporation,
its Sole Member

By:	/s/ Bert Lopez
Name:	Bert Lopez
Title:	COO/CFO